EXHIBIT C

                             JOINT FILING AGREEMENT

         The undersigned agree that this Amendment No. 4 to the Schedule 13D, dated March 7, 2003, relating to the Common Stock of TFC Enterprises, Inc. shall be filed on behalf of the undersigned.


Dated: March 7, 2003                    Grand Slam Capital Partners, LP



                                            By:  /s/ MITCHELL SACKS
                                               ------------------------------
                                            Name:  Mitchell Sacks
                                            Title: Managing Partner


Dated: March 7, 2003                    Grand Slam General Partners, LLC


                                            By:  /s/ MITCHELL SACKS
                                               -----------------------------
                                            Name:  Mitchell Sacks
                                            Title: Principal


Dated: March 7, 2003                             /s/ SUSAN UNGER SACKS
                                               -----------------------------
                                                     Susan Unger Sacks


                                        Maxwell Sacks UGMA


Dated: March 7, 2003                        By:  /s/ MITCHELL SACKS
                                               ------------------------------
                                            Name:  Mitchell Sacks, as Custodian


Dated: March 7, 2003                             /s/ KELLY WONG
                                               ------------------------------
                                                     Kelly Lauren Wong

                             JOINT FILING AGREEMENT

        The undersigned agree that this Amendment No. 4 to the Schedule 13D, dated March 7, 2003, relating to the Common Stock of TFC Enterprises, Inc. shall be filed on behalf of the undersigned.


                                    1999 Mickey B. Sacks Trust


Dated: March 7, 2003            By: /s/ MICHAEL LAU WONG
                                    ---------------------------------------
                                       Name:  Michael Lau Wong, as Trustee


                                       1995 Mason Bennett Sacks Trust


Dated: March 7, 2003            By: /s/ MICHAEL LAU WONG
                                    ---------------------------------------
                                       Name:  Michael Lau Wong, as Trustee


                                       1995 Maxwell Sacks Trust

Dated: March 7, 2003            By: /s/ MICHAEL LAU WONG
                                    ---------------------------------------
                                       Name:  Michael Lau Wong, as Trustee






                                    Page 19